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                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549
                                _________

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934


                    Date of Report:  August 17, 1995
                    (Date of earliest event reported)


                      D E E R E   &   C O M P A N Y
           (Exact name of registrant as specified in charter)

                                DELAWARE
             (State or other jurisdiction of incorporation)

                                 1-4121
                        (Commission File Number)

                               36-2382580
                    (IRS Employer Identification No.)

                             John Deere Road
                         Moline, Illinois  61265
          (Address of principal executive offices and zip code)

                              (309)765-8000
          (Registrant`s telephone number, including area code)

                 _______________________________________
     (Former name or former address, if changed since last report.)

                           Page 1 of 10 pages.
                   The Exhibit Index appears at Page 3



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

    (99) Press release and additional information.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                             DEERE & COMPANY



                              By   /s/ Frank S. Cottrell
                                 -----------------------------
                                 Frank S. Cottrell, Secretary


Dated:  August 17, 1995


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                             EXHIBIT INDEX



                                                       Sequential Page
Number and Description of Exhibit                           Number
---------------------------------                      ---------------

(99) Press release and additional information                Pg. 4




                                      - 3 -